                                 FIRST FUNDS
                         TENNESSEE TAX-FREE PORTFOLIO

                      SUPPLEMENT DATED MARCH 2, 1998, TO
                     THE PROSPECTUS DATED OCTOBER 24, 1997

     At a meeting on February 27, 1998, shareholders of the Tennessee Tax-Free Portfolio (the Portfolio) of First Funds approved a Sub-Advisory Agreement between First Tennessee Bank National Association (First Tennessee), the Portfolio's investment adviser, and its affiliated company, Martin & Company, Inc. (Martin), acting as sub-adviser. The new sub-advisory arrangement became effective March 2,1998. Accordingly, the following changes are made to the Prospectus:

     All references that appear under the following headings in the Prospectus to First Tennessee acting in its capacity as the day-to-day manager of the Portfolio's investments are changed to refer instead to
Martin: "Is the Portfolio a Suitable Investment?; Investment Risks," "What are the Portfolio's Investment Policies and Limitations?," "How are Investments, Exchanges and Redemptions Made?" and "Investment Instruments, Transactions, Strategies and Risks."

     The following is added as the last paragraph under the heading "What Advisory and Other Fees Does the Portfolio Pay? -- Investment Advisory and Management and Sub-Advisory Agreements":

          "Martin became Sub-Adviser to the Portfolio in March 1998 with shareholder approval. Martin serves as Sub-Adviser subject to the supervision of First Tennessee and pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. In January 1998, Martin became an investment advisory subsidiary of First Tennessee National Corporation, which also owns First Tennessee. Martin and its predecessors have been in the investment advisory business for over 8 years and have considerable experience in securities selection, including expertise in the selection of fixed-income securities. Martin has not previously advised or sub-advised a registered investment company such as First Funds, although Martin is subject to the supervision of First Tennessee, which has a history of investment management since 1929 and has served as the investment adviser to First Funds since its inception in 1992. First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of the Portfolio's average net assets. The Portfolio is not responsible for paying any portion of Martin's sub-advisory fee. Martin has agreed to voluntarily waive its sub-advisory fee, although this waiver could be discontinued in whole or in part at any time. Martin's principal office is located at Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, TN 37902."

     The paragraph under the heading "How is the Portfolio Organized? --Portfolio Management" is deleted in its entirety and the following two paragraphs substituted in its place:

          "Ralph W. Herbert, Vice President and Portfolio Manager with Martin, is a co-manager for the Tennessee Tax-Free Portfolio. Mr. Herbert has over 19 years of experience in the financial services industry and specializes in fixed-income securities. Mr. Herbert is a 1977 graduate of The University of Tennessee.

          "Ted L. Flickinger, Jr., Vice President and Fixed Income Portfolio Manager with Martin, co-manages the Tennessee Tax-Free Portfolio with Mr. Herbert. Mr. Flickinger is a Chartered Financial Analyst and has over 14 years of experience in the investment management industry, at least 7 of which have been with Martin concentrating on fixed-income securities. Mr. Flickinger is a 1977 graduate of The University of Tennessee."

     The information about the Portfolio's average maturity under the heading "What is the Investment Objective of the Portfolio?" is supplemented with the following:

          "The dollar-weighted average maturity of the Portfolio since inception has been between 5 and 15 years. At the beginning of March, 1998, assets were transferred in-kind into the Portfolio, which shortened the dollar-weighted average maturity of the Portfolio from
     approximately 9.4 years to approximately 6.6 years.   In addition,
     Martin became Sub-Adviser to the Portfolio effective that date. As a fixed-income securities adviser, Martin has historically favored securities with a maturity range between 3 and 10 years. Consequently, the Portfolio's average maturity may decrease further over time."

     The first sentence under the heading "What is the Effect of Income Tax on This Investment? - Federal Taxes" is deleted in its entirety and the following substituted in its place:

          "Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable mid-term or long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income."

                                 FIRST FUNDS
                         TENNESSEE TAX-FREE PORTFOLIO
   STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS II, AND CLASS III
                               OCTOBER 24, 1997
                          AS AMENDED MARCH 2, 1998



This Statement is not a prospectus but should be read in conjunction with the current Prospectus for each Class of Tennessee Tax-Free Portfolio dated October 24, 1997, as it may be amended or supplemented from time to time. Please retain this Statement for future reference. The Portfolio's financial statements and financial highlights, included in the Annual Report for the fiscal year ended June 30, 1997, are incorporated herein by reference. To obtain additional free copies of this Statement, the Annual Report or the Prospectus, please call the Distributor at 1-800-442-1941, option 1 or write to the Distributor at 370 17th Street, Suite 3100, Denver CO 80202.

TABLE OF CONTENTS                                     PAGE
Investment Restrictions and Limitations                 2
Investment Instruments                                  3
Special Considerations Affecting Tennessee              6
Portfolio Transactions                                  6
Valuation of Portfolio Securities                       7
Performance                                             7
Additional Purchase and Redemption Information         10
Distributions and Taxes                                10
Trustees and Officers                                  11
Investment Advisory Agreement                          12
Administration Agreement and Other Contracts           13
Description of the Trust                               15
Financial Statements                                   16
Appendix                                               16

INVESTMENT ADVISER
First Tennessee Bank National Association (First Tennessee or the Investment Adviser)

ADMINISTRATOR AND DISTRIBUTOR
ALPS Mutual Funds Services, Inc. (ALPS or the Administrator and Distributor)

SUB-ADVISER
Martin & Company, Inc. (Martin or the Sub-Adviser)

CO-ADMINISTRATOR
First Tennessee Bank National Association (First Tennessee or the
Co-Administrator)

TRANSFER AGENT & SHAREHOLDER SERVICING AGENT
Chase Global Funds Services Company (CGFSC or the Transfer Agent)

CUSTODIAN
Chase Manhattan Bank, N.A. (Chase or the Custodian)

                   INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

            INVESTMENT LIMITATIONS OF TENNESSEE TAX-FREE PORTFOLIO

THE FOLLOWING ARE TENNESSEE TAX-FREE PORTFOLIO'S FUNDAMENTAL LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE PORTFOLIO MAY NOT:

(1) issue senior securities, except as permitted under the Investment Company Act of 1940;

(2) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or the state of Tennessee or any county, municipality, or political subdivision of any of the foregoing, including any agency, board authority, or commission of the foregoing) if, as a result, 25% or more of the Portfolio's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements.

(8) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF TENNESSEE TAX-FREE PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

(i) To meet federal tax requirements for qualification as a "regulated investment company," the Portfolio limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations
      (a) and (b) do not apply to "government securities" as defined for federal tax purposes.

(ii) The Portfolio does not currently intend during the coming year to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The Portfolio may borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation 2). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iv) The Portfolio does not currently intend during the coming year to purchase any security, if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The Portfolio does not currently intend during the coming year to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

                               INVESTMENT INSTRUMENTS

DELAYED DELIVERY TRANSACTIONS. The Portfolio may buy and sell securities on a delayed delivery or when-issued basis. These transactions involve a commitment by the Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Portfolio may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed delivery purchases are outstanding, the Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

The Portfolio may renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FEDERALLY-TAXABLE OBLIGATIONS. Tennessee Tax-Free Portfolio does not intend to invest in securities whose interest is federally taxable; however, from time to time, the Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. As an operating policy, the Portfolio intends to invest its assets to achieve as fully as possible tax exempt income for both Tennessee state and federal purposes. For example, the Portfolio may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should the Portfolio invest in taxable obligations, it would purchase securities which in the judgment of First Tennessee are of high quality. These would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements. The Portfolio's standards for high-quality taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Aaa and Aa, and those described by Standard and Poor's Corporation (S&P) in rating corporate obligations within its two highest ratings of AAA and AA.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the Tennessee General Assembly that would affect the state tax treatment of the Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolio's holdings would be affected and the Board of Trustees (the Trustees) would reevaluate the Portfolio's investment objective and policies.

Tennessee Tax-Free Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Portfolio shares, or in order to meet redemption requests, the Portfolio may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Portfolio may be required to sell securities at a loss.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, the Sub-Adviser determines the liquidity of Tennessee Tax-Free Portfolio's investments and, through reports from the Sub-Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Sub-Adviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and some restricted securities determined by the Sub-Adviser to be illiquid. In the absence of market quotations, illiquid investments are valued at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, the Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

MUNICIPAL LEASE OBLIGATIONS. The Portfolio may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Portfolio will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchase, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

REFUNDING CONTRACTS. Tennessee Tax-Free Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15 - 20% of the purchase price). The Portfolio may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by Securities and Exchange Commission (SEC) guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

REPURCHASE AGREEMENTS are transactions in which the Portfolio purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. The Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate high grade liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Sub-Adviser. As a result, such transactions may increase fluctuations in the market values of the Portfolio's assets and may be viewed as a form of leverage.

RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, Tennessee Tax-Free Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time each decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Tennessee Tax-Free Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default.

Ordinarily, the Portfolio will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Standby commitments are subject to certain risks, including the ability of issuers to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and that the maturities of the underlying securities may be different from those of the commitments.

TENDER OPTION BONDS are created by coupling an intermediate or long-term fixed-rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, Tennessee Tax-Free Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for the Portfolio, the Sub-Adviser will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOS/FRDOS) are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

Tennessee Tax-Free Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Portfolio to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. The Portfolio considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase.

ZERO COUPON BONDS do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury
Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. ORIGINAL ISSUE ZEROS are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

                     SPECIAL CONSIDERATIONS AFFECTING TENNESSEE

TENNESSEE OBLIGATIONS. The following information as to certain Tennessee considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Tennessee issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Tennessee issuers. Neither the Trust or the Portfolio has independently verified this information.

In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and
(2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. In the past the Governor and the General Assembly have had to restrict expenditures to comply with the State Constitution.

While the financial operations of the State were negatively impacted by the national economic downturn, the State's finances have stabilized in recent years. The General Fund balance was reduced to $7.3 million in 1991; however, operating surpluses for 1992 built up the balance to $150.1 million for 1993. In fiscal 1996 the General Fund was $128.6 million.

Several new programs could have a negative impact on the financial operations of the State. A half percent increase in the sales tax rate, imposed in fiscal 1993, was dedicated to a new Basic Education Program. This increase has since been made permanent. Tennessee will provide health care to the entire Medicaid population as well as the uninsured population in the State. A service tax that was implemented to help fund this program was repealed in connection with the implementation of the expanded health care program although recently, the costs of this healthcare plan have stabilized.

The Tennessee economy is largely based on manufacturing and services, which accounted for approximately 42% of the gross State product in 1995. The location of General Motors' Saturn project in Tennessee is believed to demonstrate the continuing viability of manufacturing in the State. Other important segments of the State economy include the wholesale and retail trade, transportation, and the government sector. The State unemployment rate for August 1997 increased to 5.1% from 4.4% for August 1996, which is slightly higher than the national average which was 4.9% for August 1997. There can be no assurance that Tennessee's relatively favorable economic performance will continue.

As of the date of this Statement of Additional Information, general obligations of the State of Tennessee are rated "AA+," "Aaa" and "AAA" by S&P, Moody's and Fitch. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.


                               PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of securities are placed on behalf of the Portfolio by the Sub-Adviser pursuant to authority contained in the Sub-Advisory Agreement for the Portfolio. The Sub-Adviser is also responsible for the placement of transaction orders for other accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Sub-Adviser considers various relevant factors, including, but not limited to, the actual handling of the order by the broker, the ability of the broker to settle the trade, the financial standing of the broker and the broker's execution abilities.

The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Such services may include furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Sub-Adviser or its affiliates in rendering investment management services to the Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Sub-Adviser in carrying out its obligations to the Portfolio. The receipt of such research has not reduced the Sub-Adviser's normal independent research activities; however, it enables the Sub-Adviser to avoid the additional expenses that could be incurred if it tried to develop comparable information through its own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of another broker-dealer who might have charged for their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Sub-Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Sub-Adviser's overall responsibilities to the Portfolio and its other clients. In reaching this determination, the Sub-Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Sub-Adviser is authorized to use research services provided by and to place portfolio transactions to the extent permitted by law, with brokerage firms that have provided assistance in the distribution of shares of the Portfolio.

The Trustees periodically review the Sub-Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

For the fiscal periods ended June 30, 1997 and 1996, the portfolio turnover rate was 122% and 8%, respectively. The increase in portfolio turnover rate is due primarily to the fact that the 1996 rate reflects only the first six months of the Portfolio's operations. No brokerage commissions were paid by the Portfolio during the fiscal periods ended June 30, 1997 and 1996.

From time to time the Trustees will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable. The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

When two or more Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and the Sub-Adviser to be equitable to each Portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio. It is the current opinion of the Trustees that the desirability of retaining the Sub-Adviser as sub-adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                         VALUATION OF PORTFOLIO SECURITIES

Valuations of securities furnished by the pricing service employed by the Portfolio are based upon a computerized matrix system and/or appraisals by the independent pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Portfolio and the Portfolio's pricing agent under general supervision of the Trustees.

Use of pricing services has been approved by the Board of Trustees. Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method (e.g., closing over-the-counter- bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

                                    PERFORMANCE

For each class of the Portfolio, yields used in advertising are computed by dividing interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the net asset value per share
(NAV) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, yield may not equal its distribution rate, the income paid to an account, or income reported in financial statements.

Yield information may be useful in reviewing performance and in providing a basis for comparison with other investment alternatives. Yield will fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur.

As of June 30, 1997, the 30-day yield was 4.96%, 4.77 % and 4.74% for Class I, II and III, respectively.

Tennessee Tax-Free Portfolio also may quote the TAX-EQUIVALENT YIELD for each class, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. Tax-equivalent yield is the current yield that would have to be earned, in the investor's tax bracket, to match the tax-free yields shown below after taking federal income taxes into account. Tax-equivalent yields are calculated by dividing current yield by the result of one minus a stated federal or combined federal and state tax rate. It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations yielding from 2.0% to 8.0%. Of course, no assurance can be given that each class will achieve any specific tax-exempt yield. While the Portfolio invests principally in municipal obligations whose interest is not includable in gross income for purposes of calculating federal income tax, other income received by the Portfolio may be taxable.

The following table shows the effect of a shareholder's tax status on effective yield under the federal income tax laws for 1997:


                      1997 TAX RATES AND TAX-EQUIVALENT YIELDS

                    Taxable                       Federal
                    Income *                      Tax                 If individual tax-exempt yield is:
                                                  Bracket **          2.00%     3.00%     4.00%
single return                joint return                             Then taxable equivalent yield is:
$0         - $24,650         $0       - $41,200     15%               2.35%     3.53%     4.71%
$24,651    - $59,750         $41,201  - $99,600     28%               2.78%     4.17%     5.56%
$59,751    - $124,650        $99,601  - $151,750    31%               2.90%     4.35%     5.80%
$124,651   - $271,050        $151,751 - $271,050    36%               3.13%     4.69%     6.25%
$271,051   - above           $271,051 - above       39.6%             3.31%     4.97%     6.62%


* Taxable income (gross income after all exemptions, adjustments, and deductions) based on 1997 tax rates.
**Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

Tennessee individual income tax is levied at a flat rate of 6%. The tax is levied on dividend and interest income.

If your effective combined federal and Tennessee state tax rate in 1997 is:


               20.10%          32.32%        35.14%       39.84%        43.22%


Then your tax-equivalent yield is:

TAX-EQUIVALENT YIELD*
2.0%              2.50%           2.96%         3.08%        3.32%         3.52%
3.0%              3.75%           4.43%         4.63%        4.99%         5.28%
4.0%              5.01%           5.91%         6.17%        6.65%         7.04%
5.0%              6.26%           7.39%         7.71%        8.31%         8.81%
6.0%              7.51%           8.87%         9.25%        9.97%        10.57%
7.0%              8.76%          10.34%        10.79%       11.64%        12.33%
8.0%             10.01%          11.82%        12.33%       13.30%        14.09%


*The Portfolio may invest a portion of its assets in obligations that are subject to state or federal income tax. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

TOTAL RETURNS for each Class of the Portfolio quoted in advertising reflect all aspects of return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in NAV over the period. AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance. Average annual returns covering periods of less than one year are calculated by determining total return for the period, extending that return for a full year (assuming that performance remains constant over the year), and quoting the result as an annual return. The following table shows total returns as of June 30, 1997 for each Class of the Portfolio:



                      CLASS I AVERAGE         CLASS II AVERAGE         CLASS III AVERAGE
                    ANNUAL TOTAL RETURN      ANNUAL TOTAL RETURN       ANNUAL TOTAL RETURN
                    -------------------      -------------------       -------------------
                    ONE         SINCE        ONE         SINCE         ONE         SINCE
                    YEAR      INCEPTION      YEAR      INCEPTION       YEAR      INCEPTION
                    ----      ---------      ----      ---------       ----      ---------
Tennessee Tax-Free   8.26%     4.84%          4.29%     2.28%           8.20%     4.64%


CUMULATIVE TOTAL RETURNS reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Where applicable, sales loads may or may not be included.

The Portfolio may compare the performance of its Classes or the performance of securities in which it or its Classes may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by IBC/Donoghue's Money Fund Report of Ashland, MA 01721, or by Lipper Analytical Services, Inc. (Lipper, sometimes referred to as Lipper Analytical Services), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The BOND FUND REPORT AVERAGES' which is reported in the BOND FUND REPORT, covers taxable bond funds. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

From time to time, the Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

The Portfolio may be compared in advertising to certificates of deposits
(CDs) or other investments issued by banks. Mutual funds differ from bank investments in several respects. For example, the Portfolio may offer greater liquidity or higher potential returns than CDs, and the Portfolio does not guarantee your principal or your return.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the return of different indices.

The Portfolio may compare its performance to that of the Lehman Brothers Municipal Bond Index, an index comprised of revenue bonds and state government obligations. The Portfolio may also compare its performance to that of the Lehman Brothers General Obligation Bond Index, an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. The Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk adjusted performance. Because the fees for Class II and Class III are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit nor guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

                   ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The following holiday closings have been scheduled: Veterans' Day, Thanksgiving Day, Christmas Day, New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Columbus Day. Although First Tennessee expects the same holiday schedule to be observed in the future, the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (New York Federal Reserve) may modify their holiday schedules at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying the Portfolio's exchange privilege. Under Rule 11a-3, the 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

ADDITIONAL CLASS II AND CLASS III INFORMATION

SYSTEMATIC INVESTING PROGRAM. Investors can make regular investments in Class II and Class III with Systematic Investing by completing the appropriate section on the account application and attaching a voided personal check. If the bank account is jointly owned, make sure that all owners sign. Investments may be made monthly by automatically deducting $25 or more from your checking account. This monthly purchase amount may be changed at any time. There is a $50 minimum initial investment requirement for this option. For employees of First Tennessee Bank National Association or any of its affiliates who participate in the Systematic Investing Program, the minimum initial investment requirement is $50. Accounts will be drafted on or about the first business day of every month. Systematic Investing may be canceled at any time without payment of a cancellation fee. Investors will receive a confirmation from their securities broker or financial institution (Investment Professional), or from the Transfer Agent for every transaction, and a debit entry will appear on your bank statement.

SYSTEMATIC WITHDRAWAL PLAN. Investors can have monthly, quarterly or semi-annual checks sent from their account to you, to a person named by them, or to their bank checking account. The Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on shares, an account eventually may be exhausted. Contact the Investment Professional for more information.

                              DISTRIBUTIONS AND TAXES

DIVIDENDS. To the extent that the Portfolio's income is derived from federally tax-exempt interest, the daily dividends declared by the Portfolio are also federally tax-exempt. The Portfolio will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions, if any, for the prior year. Dividends derived from Tennessee Tax-Free Portfolio's tax-exempt income are not subject to federal income tax, but must be reported to the IRS by shareholders. Exempt-interest dividends are included in income for purposes of computing the portion of social security and railroad retirement benefits that may be subject to federal tax. If the Portfolio earns taxable income or capital gains from its investments, these amounts will be designated as taxable distributions. Dividends derived from taxable investment income and short-term capital gains are taxable as ordinary income. The Portfolio will send a tax statement showing the amount of tax-exempt distributions for the past calendar year, and will send an IRS Form 1099-DIV by January 31 if the Portfolio makes any taxable distributions.

The Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based upon covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenants at any time, interest on the obligation could become federally taxable retroactive to the date the obligation was issued.

As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities (referred to in the Internal Revenue Code as "qualified bonds") is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other purposes. Interest from private activity securities will be considered tax-exempt for purposes of the Portfolio's policies of investing so that at least 80% of its income is free from federal income tax. Interest from private activity securities is a tax preference item for the purpose of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.

STATE TAXES. In the opinion of fund counsel, Baker, Donelson, Bearman & Caldwell, investments in Tennessee Tax-Free Portfolio will not be subject to Tennessee personal income taxes on distributions received from the Portfolio to the extent such distributions are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities, or in bonds or other securities of the State of Tennessee or any county, municipality or political subdivision, including any agency, board, authority or commission. Other distributions from the Portfolio, including dividends attributable to obligations of issuers in other states, and all long-term and short-term capital gains, will not be exempt from personal income taxes in Tennessee. The Portfolio will report annually the percentage and source, on a state-by-state basis, of interest income received by the Portfolio on municipal bonds during the preceding year.

CAPITAL GAIN DISTRIBUTIONS. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders of the Portfolio at the applicable mid-term or long-term capital gains rate, as designated by the Portfolio, regardless of how long the shareholders have owned their Portfolio shares. There is presently no guidance concerning the treatment of any loss on the sale of Portfolio shares held less than six months.

A portion of the gain on bonds purchased at a discount after April 30, 1993 and short-term capital gains distributed by the Portfolio are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends received deduction. Dividend distributions resulting from a re-characterization of gain from the sale of bonds purchased at a discount after April 30, 1993 are not considered income for the purposes of the Portfolio's policy of investing so that at least 80% of its income is free from federal income tax.

TAX STATUS OF THE TRUST. The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the
Code), so that the Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the Code. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, the Portfolio intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. The Portfolio also intends to comply with other tax rules applicable to regulated investment companies.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders of the Portfolio may be subject to state and local taxes on distributions received from the Portfolio. Investors should consult their tax advisors to determine whether the Portfolio is suitable to their particular tax situation.

Effective January 1, 1993, federal income tax will be withheld at a 20% rate on any eligible rollover distributions that are not transferred directly to another qualified plan or IRA. Actual income tax may be higher or lower and will be due when tax forms for the year are filed. Taxes will not be withheld in cases of direct rollover into an IRA or another qualified plan.

                             TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust are listed below. Each Trustee or officer that is an "interested person" (as defined in the 1940
Act) by virtue of his affiliation with First Tennessee or ALPS is indicated by an asterisk (*).

THOMAS M. BATCHELOR, age 76, Trustee, 4325 Woodcrest Drive, Memphis, TN, who presently operates a management consultant business on a limited basis, retired after owning and operating two General Insurance Companies agencies for over thirty years. He was one of the founders and served as a director of First American State Bank in Memphis, TN (now part of United American Bank of Memphis). He currently serves as Chairman, Memphis Union Mission, TN, as well as a charity and a non-profit foundation.

JOHN A. DECELL, age 62, Trustee, 5178 Wheelis Dr., Suite 2, Memphis, TN is Proprietor, DeCell & Company (real estate and business consulting), and President of Capital Advisers, Inc. (real estate consulting and asset management).

*L. R. JALENAK, JR., age 67, Trustee, 6094 Apple Tree Drive, Suite 11, Memphis, TN was Chairman of the Board (1990 - 1993 (retired)), Cleo Inc. (manufacturer of gift-related products), a Gibson Greetings Company. Mr. Jalenak is also a Director of Perrigo Company (1988 - present), Lufkin Industries (1990 -present), Dyersburg Corporation (1990 - present), was President and CEO (until 1990) of Cleo Inc., and was a Director of Gibson Greetings, Inc. from 1983 to 1991.

LARRY W. PAPASAN, age 57, Trustee, 5114 Winton Place, Memphis, TN is
President of Smith & Nephew, Inc. (orthopedic implants).   Mr. Papasan is a
former Director of First American National Bank of Memphis and The West Tennessee Board of First American National Bank (1988 - 1991) and was President of Memphis Light Gas and Water Division of the City of Memphis (1984 - 1991). Mr. Papasan is also a member of the Board of the Plough Foundation, a non-profit trust.

*RICHARD C. RANTZOW, age 59, President and Trustee, 5790 Shelby Avenue, Memphis, TN is Vice President/Director, Ron Miller Associates, Inc. (manufacturer). Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young.

*JEREMY O. MAY, age 27, Treasurer, is a Fund Controller at ALPS Mutual Funds Services, Inc. (ALPS), the Administrator and Distributor. Prior to joining ALPS, Mr. May was an auditor with Deloitte & Touche LLP in their Denver office.

*JAMES V. HYATT, age 47, Secretary, is General Counsel of ALPS . Prior to joining ALPS, Mr. Hyatt served as Senior Legal Counsel for Fidelity Investments and Clerk for Fidelity Management Trust Company.

The Trustees of the Trust each receive from the Trust an annual fee of $4,000 and a fee in the amount of $1,250 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. The Trustees were compensated as follows for their services provided during the Trust's fiscal year ended June 30, 1997:

                              AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL       AGGREGATE
                       COMPENSATION FROM THE    BENEFITS ACCRUED AS       BENEFITS UPON     COMPENSATION FROM
                               TRUST           PART OF FUND EXPENSES       RETIREMENT       THE TRUST AND FUND
                                                                                              COMPLEX PAID TO
                                                                                                 TRUSTEES
                       ---------------------   ---------------------     ----------------   ------------------
Thomas M. Batchelor          $10,000                    $0                     $0                $10,000
Trustee

John A. DeCell               $10,000                    $0                     $0                $10,000
Trustee

L.R. Jalenak, Jr.            $10,000                    $0                     $0                $10,000
Trustee

Larry W. Papasan             $ 8,750                    $0                     $0                $ 8,750
Trustee

Richard C. Rantzow           $10,000                    $0                     $0                $10,000
Trustee


As of September 30, 1997, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of any Portfolio.

                           INVESTMENT ADVISORY AGREEMENT

The Portfolio employs First Tennessee Bank National Association (First Tennessee or the Investment Adviser), Memphis, Tennessee, to furnish investment advisory and other services to the Portfolio. Under the Investment Advisory and Management Agreement with the Portfolio, First Tennessee is authorized to appoint one or more sub-advisers at First Tennessee's expense. Martin, Memphis, Tennessee, acts as Sub-Adviser to the Portfolio. Subject to the direction of the Trustees and of First Tennessee, the Sub-Adviser directs the investments of the Portfolio in accordance with its investment objective, policies and limitations.

In addition to First Tennessee's fee payable to First Tennessee and the fees payable to the Transfer Agent and Pricing and Accounting Agent, and to the Administrator, the Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. The Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by the Portfolio include: interest, taxes, brokerage commissions, the Portfolio's proportionate share of insurance premiums and Investment Company Institute dues, and costs of registering shares under federal and state securities laws. The Portfolio also is liable for such nonrecurring expenses as may arise, including costs of litigation to which the Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

For managing its investment and business affairs, Tennessee Tax-Free Portfolio pays First Tennessee a monthly management fee at the annual rate of
 .50% of average net assets. First Tennessee has voluntarily agreed to waive its entire fee for the Portfolio. This fee waiver may be discontinued at any time. For the fiscal years ended June 30, 1997 and 1996, First Tennessee earned $65,349 and $12,692, respectively, before waiving its entire fee.

Under its Investment Advisory and Management Agreement with the Portfolio, First Tennessee is authorized, at its own expense, to hire a sub-adviser to provide investment advice to the Portfolio. As Sub-Adviser, Martin is entitled to receive from First Tennessee a monthly sub-advisory fee at the annual rate of .30% of the Portfolio's average net assets. Under the terms of the Sub-Advisory Agreement with First Tennessee, the Sub-Adviser, subject to the supervision of First Tennessee, supervises the day-to-day operations of the Portfolio and provides investment research and credit analysis concerning the Portfolio's investments, conducts a continual program of investment of the Portfolio's assets and maintains the books and records required in connection with its duties under the Sub-Advisory Agreement. In addition, the Sub-Adviser keeps First Tennessee informed of the developments materially affecting the Portfolio. The Sub-Adviser is currently waiving some or all of the fees it is entitled to receive from First Tennessee.

                    ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR AND DISTRIBUTOR. ALPS Mutual Funds Services, Inc. (ALPS, the Administrator and Distributor), is the Administrator and Distributor to the Portfolio under an Administration and General Distribution Agreement. ALPS, a Colorado corporation, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

As the Administrator, ALPS assists in the Portfolio's administration and operation, including, but not limited to, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to the Portfolio. ALPS is entitled to and receives from the Portfolio a monthly fee at the annual rate of .15% of average net assets. From January 1, 1996 through July 28, 1996, ALPS voluntarily agreed to waive its administration fee and reimburse the Portfolio for fund accounting/transfer agent fees as well as custody out-of-pocket fees. From July 29, 1996 through March 31, 1997, ALPS voluntarily agreed to waive its administration fee and assume all expenses of the Portfolio in order to maintain an expense ratio of 0.00% for all classes of the Portfolio, after taking into consideration waivers by First Tennessee. Effective April 1, 1997, ALPS began to phase out the assumption of Portfolio expenses while continuing to waive its administration fee. The reimbursement of non-12b-1 expenses for each Class of the Portfolio was reduced by 0.15% as of April 1, 1997, and was further reduced 0.10% on the first business day of each month thereafter until July 1, 1997 when all remaining reimbursements of non-12b-1
expenses by ALPS were discontinued. For Class III of the   Portfolio, the
reimbursement of 12b-1 fees by ALPS decreased by 0.125% on April 1, 1997, by 0.05% on the first business day of May and June and by 0.025% on July 1, 1997. Thereafter, ALPS has voluntarily agreed to waive one half of the 0.50% 12b-1 fee applicable to Class III of the Portfolio or 0.25% of that Class' average net assets. ALPS reserves the right to modify or terminate this waiver of 12b-1 expense at any time.

First Tennessee serves as the Co-Administrator for the Portfolio. As the Co-Administrator, First Tennessee assists in the Portfolio's operation, including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to and receives from the Portfolio a monthly fee at the annual rate of .05% of average net assets.

As the Distributor, ALPS sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class III is obligated to pay ALPS monthly a 12b-1 fee at the annual rate of up to .75% of the average net assets of Class III, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class III shares. See "Administration Agreements and Other Contracts - Distribution Plan." Class II and III pay shareholder servicing fees to Investment Professionals at an annual rate of up to .25% of average net assets as more fully described under the section "Administration Agreement and Other Contracts - Shareholder Services Plans". First Tennessee and its affiliates neither participate in nor are responsible for the underwriting of Portfolio shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

TRANSFER AGENT, FUND ACCOUNTING AND CUSTODIAN. Chase Global Funds Services Company (CGFSC or the Transfer Agent), provides transfer agent and shareholder services for the Portfolio, and calculates the NAV and dividends of each Class and maintains the portfolio and general accounting records. For such services, CGFSG is entitled to receive from each Class fees at the annual rate of 0.07% of average net assets through $50 million and 0.05% over $50 million plus out-of-pocket expenses. Chase Manhattan Bank is Custodian of the assets of the Portfolio. The Custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of sub-custodian banks and clearing agencies. For such services, Chase is entitled to receive from each Portfolio fees at the annual rate of 0.018% of average net assets plus out-of-pocket expenses. The Custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

DISTRIBUTION PLAN. The Trustees of the Trust have adopted a Distribution Plan on behalf of Class III of the Portfolio (the Class III Plan) pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plan to allow Class III and ALPS to incur distribution expenses. The Class III Plan provides for payment of a distribution fee (12b-1 fee) to ALPS of up to 0.75% of the average net assets of Class III of the Portfolio. (These fees are in addition to the fees paid to ALPS under the Administration Agreement.) The Trustees have limited the 12b-1 fee to 0.50% of Class III's average net assets. ALPS has agreed to voluntarily waive one half of the 0.50% 12b-1 fee applicable to Class III of the Portfolio or 0.25% of that Class' average net assets. The Trust or ALPS, on behalf of Class III of the Portfolio, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions). The Class III Plan provides that ALPS may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated above. The Service Agreements further provide for compensation to broker-dealers for their efforts to sell Class III shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of the Portfolio and reports to recipients other than existing shareholders of the Portfolio; obtaining such information, analyses and reports with respect to marketing and promotional activities as ALPS may from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class III Shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class III Shares. The Class III Plan recognizes ALPS may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

The Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Portfolio and its shareholders. To the extent that the Class III Plans give ALPS greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Class III Plans could be construed as compensation plans because ALPS is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. ALPS may spend more for marketing and distribution than it receives in fees and reimbursements from the Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ALPS could be said to have received a profit. For example, if ALPS pays $1 for Class III distribution-related expenses and receives $2 under a Class III Plan, the $1 difference could be said to be a profit for ALPS. (Because ALPS is reimbursed for its out-of-pocket direct promotional expenses, a Class III Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year.) If after payments by ALPS for marketing and distribution there are any remaining fees attributable to a Class III Plan, these may be used as ALPS may elect. Since the amount payable under a Class III Plan will be commingled with ALPS's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ALPS's overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. The Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan. For the fiscal year ended June 30, 1997, the Portfolio paid distribution fees in the amount of $18,797, a portion of which was reimbursed by ALPS pursuant to the voluntary waiver and reimbursement of portfolio expenses discussed under "Administration Agreement and Other Contracts - Administrator and Distributor." All of these fees were paid as compensation to dealers.

SHAREHOLDER SERVICES PLANS. In addition to the Rule 12b-1 Distribution Plans described above, Class II and Class III have adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records for each shareholder who beneficially owns Class III Shares; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions in Class III Shares by shareholders; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions. For these services the participating Agency Institutions are paid a service fee at the annual rate of up to .25% of average net assets of Class II and Class III. Shareholder Servicing Fees for Class II or Class III have not currently been authorized by the Board of Trustees although such fees may become effective at a future time. For the fiscal year ended June 30, 1997, the Portfolio did not pay any shareholder servicing fees.

Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities.
The same laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and co-administrator and to purchase shares of the investment company as agent for and upon the order of a customer. In the Trust's and Investment Adviser's opinion, banks and their affiliates may be paid for investment advisory, shareholder servicing, recordkeeping and co-administration functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank or its affiliates were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the Portfolio might occur, including possible termination of any automatic investment or redemption or other services then being provided by any bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The Portfolio may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Plans. No preference will be shown in the selection of investments for the instruments of such depository institutions. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

                              DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. Tennessee Tax Free Portfolio is a portfolio of First Funds (formerly The Masters Group of Mutual Funds), an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Declaration of Trust permits the Trustees to create additional portfolios and classes. There are nine portfolios of the Trust, each with three Classes.

The assets of the Trust received for the issue or sale of shares of the Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of the Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of the Portfolio's property of any shareholders held personally liable for the obligations of the Portfolio. The Declaration of Trust also provides that the Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

As of September 30, 1997, the following shareholders owned more than 5% of the outstanding shares of the indicated Class of the Portfolio:


NAME AND ADDRESS                     CLASS         % OF CLASS HELD

Tennessee Mex. Inc, Agency               I                6%
Knoxville, TN

Emmett N. Kennon                        II                9%
Rose S. Kennon, JTWROS
1603 Tyne Blvd.
Nashville, TN 37215

Gerald E. Stuart                       III               11%
P.O. Box 10288
Knoxville, TN 37939

NFSC FBO                               III                7%
H. Barrett Heywood III
Joan Talley Heywood
1506 Lexington Rd.
Chattanooga, TN 37405

S.T. Canale                            III                5%
1594 Peabody
Memphis, TN 38104

VOTING RIGHTS. The Portfolio's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and the Portfolio will continue indefinitely.

CLASSES. Pursuant to the Declaration of Trust, the Trustees have authorized additional classes of shares for the Portfolio of the Trust. Although the investment objective for each separate class of a particular Portfolio is the same, fee structures are different such that one class may have a higher yield than another class of the same Portfolio at any particular time. Shareholders of the Trust will vote together in the aggregate and not separately by Portfolio, or by class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a class thereof. Pursuant to a vote by the Board of Trustees, the Trust has adopted Rule 18f-3 under the Act and has issued multiple classes of shares with respect to each of its Portfolios. Accordingly, the rights, privileges and obligations of each such class will be determined in accordance with such rule.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.

                               FINANCIAL STATEMENTS

The Portfolio's financial statements and financial highlights for the fiscal year ended June 30, 1997 are included in the Portfolio's Annual Report which is a separate report supplied independent of this Statement of Additional Information. The Portfolio's financial statements and financial highlights are incorporated herein by reference.

                                      APPENDIX

Dollar-Weighted Average Maturity for the Portfolio is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's Portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the pre-refunded bond is considered to be the number of days to the announced call date of the bonds.

The descriptions that follow are examples of eligible ratings for the Portfolio. The Portfolio may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade (MIG or VMIG for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3 - This designation denotes favorable quality, with all security elements accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG-4/VMIG-4 - This designation denotes adequate quality protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS OF STATE AND MUNICIPAL
NOTES:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.

Description of Moody's Investors Service, Inc.'s municipal bond ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S MUNICIPAL BOND RATINGS:

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

The ratings may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                  FIRST FUNDS
                           GROWTH & INCOME PORTFOLIO
                        CAPITAL APPRECIATION PORTFOLIO
                                BOND PORTFOLIO
                         INTERMEDIATE BOND PORTFOLIO
   STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS II, AND CLASS III
                               OCTOBER 24, 1997
                AS AMENDED FEBRUARY 27, 1998 AND MARCH 2, 1998

This Statement is not a prospectus but should be read in conjunction with the current Prospectus for each Class of First Funds: Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios dated October 24, 1997, as it may be amended or supplemented from time to time. Please retain this Statement for future reference. The financial statements and financial highlights of the Growth & Income and Bond Portfolios are included in the Annual Report for the fiscal year ended June 30, 1997 and the Semi-Annual Report for the period ended December 31, 1997, and are incorporated herein by reference. The financial statements and financial highlights of the Capital Appreciation Portfolio are included in the Semi-Annual Report for the period ended December 31, 1997, and are incorporated herein by reference. The Intermediate Bond Portfolio had not commenced operations as of December 31, 1997 and therefore is not included in the Annual or Semi-Annual Reports. To obtain additional free copies of this Statement, the Annual or Semi-Annual Reports or the Prospectuses for each Portfolio, please call the Distributor at 1-800-442-1941, option 1 or write to the Distributor at 370 17th Street, Suite 3100, Denver CO 80202.

TABLE OF CONTENTS                                          PAGE

Investment Restrictions and Limitations                     2
Investment Instruments                                      3
Portfolio Transactions                                      8
Valuation of Portfolio Securities                           9
Performance                                                 9
Additional Purchase and Redemption Information             11
Distributions and Taxes                                    12
Trustees and Officers                                      13
Investment Advisory Agreements                             14
Administration Agreements and Other Contracts              14
Description of the Trust                                   16
Financial Statements                                       18
Appendix                                                   18

INVESTMENT ADVISER (GROWTH & INCOME, BOND AND INTERMEDIATE BOND PORTFOLIOS) First Tennessee Bank National Association (First Tennessee)

SUB-ADVISER (GROWTH & INCOME AND BOND PORTFOLIOS)
Highland Capital Management Corp. (Highland or a Sub-Adviser)

SUB-ADVISER (INTERMEDIATE BOND PORTFOLIO)
Martin & Company, Inc.(Martin or a Sub-Adviser)

CO-INVESTMENT ADVISERS (CAPITAL APPRECIATION PORTFOLIO)
First Tennessee Bank National Association (First Tennessee)
Investment Advisers, Inc. (IAI)

ADMINISTRATOR AND DISTRIBUTOR
ALPS Mutual Funds Services, Inc. (ALPS or the Administrator and Distributor)

CO-ADMINISTRATOR
First Tennessee Bank National Association (First Tennessee or the
Co-Administrator)

TRANSFER AGENT & SHAREHOLDER SERVICING AGENT
Chase Global Funds Services Company (CGFSC or the Transfer Agent)

CUSTODIAN
Chase Manhattan Bank, N.A. (Chase or the Custodian)

                    INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Portfolios' Prospectuses. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations. With respect to illiquid securities, any investment in such securities that exceeds 15% of a Portfolio's net assets will be reduced promptly to meet such limitation.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of that Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF THE GROWTH & INCOME, CAPITAL APPRECIATION, BOND AND INTERMEDIATE BOND PORTFOLIOS

THE FOLLOWING ARE THE FUNDAMENTAL LIMITATIONS FOR EACH PORTFOLIO, SET FORTH IN THEIR ENTIRETY. EACH PORTFOLIO MAY NOT:

(1) with respect to 75% of a Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of a Portfolio's total assets would be invested in the securities of that issuer; or (b) such a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that each Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that each Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of such a Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements.

(9) Each Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end or closed-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF EACH PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) Each Portfolio does not currently intend during the coming year to purchase securities on margin, except that each Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(ii) Each Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation 3). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iii) Each Portfolio does not currently intend during the coming year to purchase any security, if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv) Each Portfolio does not currently intend during the coming year to purchase or sell futures contracts. This limitation does not apply to securities that incorporate features similar to futures contracts.

(v) Each Portfolio does not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities.

(vi) Each Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

                               INVESTMENT INSTRUMENTS

First Tennessee Bank National Association (First Tennessee), serves as Investment Adviser to the Growth & Income, Bond and Intermediate Bond Portfolios and, with the prior approval of the Board of Trustees (the Trustees), has engaged Highland Capital Management Corp. (Highland or a Sub-Adviser) to act as Sub-Adviser to the Growth & Income and Bond Portfolios, and has engaged Martin & Company, Inc. (Martin or a Sub-Adviser) as Sub-Adviser to the Intermediate Bond Portfolio. First Tennessee and Investment Advisers, Inc. (IAI) act as Co-Advisers to the Capital Appreciation Portfolio. The activities of the Sub-Advisers and IAI include providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of each Portfolio.

DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Portfolio may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, each Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, such Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

Each Portfolio may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FOREIGN INVESTMENTS. Foreign investments purchased by each Portfolio can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that a Portfolio's investment adviser will be able to anticipate or counter these potential events.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Each Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depository Receipts and European Depository Receipts (ADRs and EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

FOREIGN CURRENCY TRANSACTIONS. The Portfolios may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolios will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Each Portfolio may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio. The Portfolios may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Portfolio's investment adviser.

A Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Portfolio held investments denominated in Deutsche marks, such Portfolio could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, Securities and Exchange Commission (SEC) guidelines require mutual funds to set aside cash or other appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolios will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on an investment adviser's skill in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio if currencies do not perform as the investment adviser anticipates. For example, if a currency's value rose at a time when the investment adviser had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would be unable to participate in the currency's appreciation. If the investment adviser hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the investment adviser increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that an investment adviser's use of forward currency contracts will be advantageous to a Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of each Portfolio.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, the appropriate Sub-Adviser, under the supervision of First Tennessee, and IAI determines the liquidity of each respective Portfolio's investments and, through reports from the Sub-Adviser and IAI, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Portfolio's investments, a Sub-Adviser and IAI may considers various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset each Portfolio's rights and obligations relating to the investment). Investments currently considered by each Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and some restricted securities determined by the appropriate Sub-Adviser or IAI to be illiquid. However, with respect to over-the-counter options that each Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement each Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, each Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

REAL ESTATE INVESTMENT TRUSTS. The Growth & Income and Capital Appreciation Portfolio (Equity Portfolios) may purchase interests in real estate investment trusts. Real estate industry companies include, among others, equity real estate investment trusts, which own properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940 (the 1940 Act).

REPURCHASE AGREEMENTS are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. Each Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the appropriate Sub-Adviser or IAI, as the case may be.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio will maintain appropriate high grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the appropriate Sub-Adviser or IAI, as the case may be. Such transactions may increase fluctuations in the market values of each Portfolio's assets and may be viewed as a form of leverage.

RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, each Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time each Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, each Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

SECURITIES LENDING. Each Portfolio may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Portfolios to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the appropriate Sub-Adviser or IAI to be of good standing. Furthermore, they will only be made if, in the appropriate Sub-Adviser's or IAI's judgment, the consideration to be earned from such loans would justify the risk.

First Tennessee, Highland, Martin and IAI understand that it is the current view of the SEC that each Portfolio may engage in loan transactions only under the following conditions: (1) each Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value;
(5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Portfolios are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOS/FRDOS) are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

The Bond and Intermediate Bond Portfolios (the Bond Portfolios) may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit these Portfolios to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. These Portfolios consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase.

WARRANTS. The Equity Portfolios may invest in warrants which entitle the holder to buy equity securities at a specific price during a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. Warrants may be allowed to expire if the appropriate Sub-Adviser or IAI deems it undesirable to exercise or sell.

LIMITATIONS ON OPTIONS TRANSACTIONS. Each Portfolio will not: (a) purchase put options or write call options if, as a result, more than 25% of a Portfolio's total assets would be hedged with options under normal conditions; (b) write put options if, as a result, a Portfolio's total obligations upon settlement or exercise of written put options would exceed 25% each of their total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by each Portfolio would exceed 5% of total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. A Portfolio may terminate its position in a put option it has purchased by allowing them to expire or by exercising the option. If the option is allowed to expire, a Portfolio will lose the entire premium it paid. If a Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Portfolios may seek to terminate their positions in put options they write before exercise by closing out the options in the secondary market at their current price. If the secondary market is not liquid for a put option a Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates each Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. Each Portfolio may purchase and write options in combination with each other, or in combination with forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolios may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Portfolios' current or anticipated investments exactly. Each Portfolio may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which each typically invests.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolios' investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Portfolios may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolios' options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS. There is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolios to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolios to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolios' access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolios greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR OPTIONS POSITIONS. The Portfolios will comply with guidelines established by the SEC with respect to coverage of options strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolios' assets could impede portfolio management or the Portfolios' ability to meet redemption requests or other current obligations.

                            PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of securities are placed on behalf of the respective Portfolios by First Tennessee, Highland, Martin and IAI (collectively, the Advisers) pursuant to authority contained in each Portfolio's Investment Advisory Agreement, Sub-Advisory Agreement or Co-Advisory Agreement, as the case may be. The Advisers are also responsible for the placement of transaction orders for other investment companies and accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Advisers consider various relevant factors, including, but not limited to, the broker's execution capability; the broker's perceived financial stability; the broker's responsiveness to the Advisers' transaction requests; and the broker's clearance and settlement capability. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

Each Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolios or other accounts over which the Advisers or their affiliates exercise investment discretion. Such services may include research-related computer hardware and software; and furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of each Portfolio may be useful to the Advisers in rendering investment management services to each Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisers in carrying out its obligations to each Portfolio. The receipt of such research has not reduced the Advisers' normal independent research activities; however, it enables the Advisers to avoid the additional expenses that could be incurred if they tried to develop comparable information through their own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of other broker-dealers in recognition of their research and execution services. In order to cause each Portfolio to pay such higher commissions, the Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Advisers' overall responsibilities to each Portfolio and its other clients. In reaching this determination, the Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Advisers are authorized to use research services provided by and to place portfolio transactions, to the extent permitted by law, with brokerage firms that have provided assistance in the distribution of shares of each Portfolio.

The Trustees periodically review the Advisers' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each Portfolio and review the commissions paid by each Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.

For the fiscal years ended June 30, 1997 and 1996, the portfolio turnover rates were 25% and 41% for the Growth & Income Portfolio, and 56% and 56% for the Bond Portfolio. The Growth & Income Portfolio paid brokerage commissions in the amounts of $147,563, $276,190 and $146,176 during the fiscal years ended June 30, 1997, 1996 and 1995, respectively. During the fiscal years ended June 30, 1997, 1996 and 1995, no brokerage commissions were paid by the Growth & Income Portfolio to an affiliated broker of the Trust. No brokerage commissions were paid by the Bond Portfolio during the last three fiscal years. The Capital Appreciation and Intermediate Bond Portfolios had not commenced operations as of June 30, 1997.

From time to time the Trustees will review whether the recapture for the benefit of each Portfolio of some portion of the brokerage commissions or similar fees paid by each Portfolio on portfolio transactions is legally permissible and advisable. Each Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect.

The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for each Portfolio to seek such recapture.

When two or more Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and each Portfolio's respective investment adviser to be equitable to each Portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as each Portfolio is concerned. In other cases, however, the ability of each Portfolio to participate in volume transactions will produce better executions for each Portfolio. It is the current opinion of the Trustees that the desirability of retaining the Portfolios' investment advisers outweighs any disadvantages to the Portfolios that may be said to exist from exposure to simultaneous transactions.

                      VALUATION OF PORTFOLIO SECURITIES

Securities owned by each Portfolio are appraised by various methods depending on the market or exchange on which they trade. Securities traded on the New York Stock Exchange (NYSE) or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded on other exchanges are appraised as nearly as possible in the same manner. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. Short-term securities maturing in 60 days are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Convertible securities and fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. This two-fold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

Use of pricing services has been approved by the Trustees. Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a Portfolio if, in the opinion of a committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by the Portfolios are determined as of such time for the purpose of computing the Portfolios' net asset values per share (NAV). Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. Chase Global Funds Services Company, the Transfer Agent, gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith.

                                 PERFORMANCE

For each Class of the Portfolios, yields used in advertising are computed by dividing interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, yield may not equal its distribution rate, the income paid to an account, or income reported in financial statements.

Yield information may be useful in reviewing performance and in providing a basis for comparison with other investment alternatives. Yield will fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur. As of December 31, 1997, the 30-day yields for Class I, II and III of the Bond Portfolio were 5.96%, 5.47% and 4.79%, respectively. The Intermediate Bond Portfolio had not commenced operations as of December 31, 1997.

TOTAL RETURNS for each Class of each Portfolio quoted in advertising reflect all aspects of return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in NAV over the period. AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance. Average annual returns covering periods of less than one year are calculated by determining total return for the period, extending that return for a full year (assuming that performance remains constant over the year), and quoting the result as an annual return. The following table shows total returns as of December 31, 1997 for each Class of the Growth & Income, Capital Appreciation and Bond Portfolios (the Intermediate Bond Portfolio had not commenced operations as of December 31, 1997):

                               CLASS I AVERAGE     CLASS II AVERAGE   CLASS III AVERAGE
                             ANNUAL TOTAL RETURN ANNUAL TOTAL RETURN ANNUAL TOTAL RETURN
                             ------------------- ------------------- -------------------
                               ONE      SINCE      ONE      SINCE      ONE      SINCE
                               YEAR   INCEPTION    YEAR   INCEPTION    YEAR   INCEPTION
                             ------   ---------   -----   ---------   -----   ----------
Growth & Income Portfolio     36.16%    23.06%    28.05%    21.28%    34.68%    21.74%
Bond Portfolio                 9.28%     6.42%     5.01%     5.29%     8.02%     5.17%
Capital Appreciation            N/A     (1.00)%     N/A     (6.88)%     N/A     (1.40)%

CUMULATIVE TOTAL RETURNS reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Where applicable, sales loads may or may not be included.

Each Portfolio may compare the performance of each of its Classes or the performance of securities in which it or each of its Classes may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by IBC USA (Publications), Inc. of Ashland, MA or by Lipper Analytical Services, Inc. (Lipper, sometimes referred to as Lipper Analytical Services), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The BOND FUND REPORT AVERAGES' which is reported in the BOND FUND REPORT, covers taxable bond funds. When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. The Bond Portfolios, however, invest in longer-term instruments and their share price changes daily in response to a variety of factors. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

MOVING AVERAGES. The Portfolios may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

NET ASSET VALUE. Charts and graphs using the Portfolios' net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Portfolio and reflects all elements of its return. Unless otherwise indicated, the Portfolio's adjusted NAVs are not adjusted for sales charges, if any.

From time to time, each Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Portfolios may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

Each Portfolio may be compared in advertising to certificates of deposits
(CDs) or other investments issued by banks. Mutual funds differ from bank investments in several respects. For example, the Portfolios may offer greater liquidity or higher potential returns than CDs, and the Portfolio does not guarantee your principal or your return.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the return of different indices.

Growth & Income Portfolio may compare its performance to that of the Standard & Poor's Composite Index of 500 stocks (S&P 500), a widely recognized, unmanaged index of the combined performance of the stocks of 500 American companies. The Capital Appreciation Portfolio may compare its performance to that of the S&P 500, the Standard & Poor's 400 Midcap Index, the Russell 2000 Index or the Russell 2500 Growth Index. The Bond Portfolio may compare its performance to that of the Lehman Brothers Government Bond Index, an index comprised of all public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government, and the Lehman Brothers Corporate Bond Index, an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's or BBB by S&P, or in the case of non-rated bonds, BBB by Fitch Investors Service. The Government Bond Index and the Corporate Bond Index are combined to form the Government/Corporate Bond Index. The Intermediate Bond Portfolio may compare its performance to that of the Lehman Brothers Government/Corporate Intermediate Bond Index, which consists of the Government/Corporate Bond Index securities with maturities less than ten years. Each Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk adjusted performance. Because the fees for Class II and Class III are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

Each Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit nor guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The following holiday closings have been scheduled: Veterans' Day, Thanksgiving Day, Christmas Day, New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Columbus Day. Although First Tennessee expects the same holiday schedule to be observed in the future, the New York Stock Exchange and the Federal Reserve Bank of New York (New York Federal Reserve) may modify their holiday schedules at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying each Portfolio's exchange privilege. Under Rule 11a-3, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

ADDITIONAL CLASS II AND CLASS III INFORMATION

SYSTEMATIC INVESTING PROGRAM. Investors can make regular investments in Class II and Class III with Systematic Investing by completing the appropriate section on the account application and attaching a voided personal check. If the bank account is jointly owned, make sure that all owners sign. Investments may be made monthly by automatically deducting $25 or more from your checking account. This monthly purchase amount may be changed at any time. There is a $250 minimum initial investment requirement for this option. For employees of First Tennessee Bank National Association or any of its affiliates, who participate in the Systematic Investing Program, the minimum initial investment requirement is $50. Accounts will be drafted on or about the first business day of every month. Systematic Investing may be canceled at any time without payment of a cancellation fee. Investors will receive a confirmation from their securities broker or financial institution (Investment Professional), or from the Transfer Agent for every transaction, and a debit entry will appear on your bank statement.

SYSTEMATIC WITHDRAWAL PLAN. Investors can have monthly, quarterly or semi-annual checks sent from their account to you, to a person named by them, or to their bank checking account. The Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per transaction. If Systematic Withdrawal Plan redemptions exceed income dividends earned on shares, an account eventually may be exhausted. Contact the Investment Professional for more information.

                           DISTRIBUTIONS AND TAXES

DIVIDENDS. A portion of the income distributed by the Equity Portfolios may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Portfolios' income is derived from qualifying dividends. Because the Portfolios may also earn other types of income, such as interest, income from securities loans, non-qualifying dividends and short-term capital gains, the percentage of dividends from each Portfolio that qualifies for the deduction will generally be less than 100%. Each Portfolio will notify corporate shareholders annually of the percentage of portfolio dividends which qualify for the dividends received deduction. Because the income earned by the Bond Portfolios is primarily derived from interest, dividends from each such Portfolio generally will not qualify for the dividends-received deduction available to corporations. A portion of each Portfolio's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore increase (decrease) dividend distributions. Each Portfolio will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

CAPITAL GAIN DISTRIBUTIONS. Distributions of gains from the sale of assets held by a Portfolio for more than one year generally are taxable to shareholders of that Portfolio at the applicable mid-term or long-term capital gains rate, as designated by the Portfolio, regardless of how long the shareholders have owned their Portfolio shares. There is presently no guidance concerning the treatment of any loss on the sale of Portfolio shares held less than six months.

Short-term capital gains distributed by a Portfolio, if any, are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends received deduction.

FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because each Portfolio does not currently anticipate that securities of foreign corporations will constitute more than 50% of each Portfolio's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

TAX STATUS OF THE TRUST. Each Portfolio has qualified and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), so that each Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the Code. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each Portfolio also intends to comply with other tax rules applicable to regulated investment companies.

Gains from some forward currency contracts and options are included in this 30% calculation, which may limit each Portfolio's investments in such instruments. If the Portfolios purchase shares in certain foreign investment entities, called passive foreign investment companies (PFICs), they may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Portfolios with respect to deferred taxes arising from such distributions or gains.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from each Portfolio. Investors should consult their tax advisors to determine whether each Portfolio is suitable to their particular tax situation.

Federal income tax will be withheld at a 20% rate on any eligible rollover distributions that are not transferred directly to another qualified plan or IRA. Actual income tax may be higher or lower and will be due when tax forms for the year are filed. Taxes will not be withheld in cases of direct rollover into an IRA or another qualified plan.

                            TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust are listed below. Each Trustee or officer that is an "interested person" (as defined in the 1940
Act) by virtue of his affiliation with First Tennessee or ALPS, is indicated by an asterisk (*).

THOMAS M. BATCHELOR, age 76, Trustee, 4325 Woodcrest Drive, Memphis, TN, who presently operates a management consultant business on a limited basis, retired after owning and operating two General Insurance Companies agencies for over thirty years. He was one of the founders and served as a director of First American State Bank in Memphis, TN (now part of United American Bank of Memphis). He currently serves as Chairman, Memphis Union Mission, TN, as well as a charity and a non-profit foundation.

JOHN A. DECELL, age 62, Trustee, 5178 Wheelis Dr., Suite 2, Memphis, TN is Proprietor, DeCell & Company (real estate and business consulting), and President of Capital Advisers, Inc. (real estate consulting and asset management).

*L. R. JALENAK, JR., age 67, Trustee, 6094 Apple Tree Drive, Suite 11, Memphis, TN was Chairman of the Board (1990 - 1993 (retired)), Cleo Inc. (manufacturer of gift-related products), a Gibson Greetings Company. Mr. Jalenak is also a Director of Perrigo Company (1988 - present), Lufkin Industries (1990 -present), Dyersburg Corporation (1990 - present), was President and CEO (until 1990) of Cleo Inc., and was a Director of Gibson Greetings, Inc. from 1983 to 1991.

LARRY W. PAPASAN, age 57, Trustee, 5114 Winton Place, Memphis, TN is
President of Smith & Nephew, Inc. (orthopedic implants).   Mr. Papasan is a
former Director of First American National Bank of Memphis and The West Tennessee Board of First American National Bank (1988 - 1991) and was President of Memphis Light Gas and Water Division of the City of Memphis (1984 - 1991). Mr. Papasan is also a member of the Board of the Plough Foundation, a non-profit trust.

*RICHARD C. RANTZOW, age 59, President and Trustee, 5790 Shelby Avenue, Memphis, TN is Vice President/Director, Ron Miller Associates, Inc. (manufacturer). Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young.

*JEREMY O. MAY, age 27, Treasurer, is a Fund Controller at ALPS Mutual Funds Services, Inc. (ALPS), the Administrator and Distributor. Prior to joining ALPS, Mr. May was an auditor with Deloitte & Touche LLP in their Denver office.

*JAMES V. HYATT, age 47, Secretary, is General Counsel of ALPS. Prior to joining ALPS, Mr. Hyatt served as Senior Legal Counsel for Fidelity Investments and Clerk for Fidelity Management Trust Company.

The Trustees of the Trust each receive from the Trust an annual fee of $4,000 and a fee in the amount of $1,250 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. The Trustees were compensated as follows for their services provided during the Trust's fiscal year ended June 30, 1997:

                           Aggregate       Pension or Retirement   Estimated Annual     Aggregate
                       Compensation from    Benefits Accrued As      Benefits Upon   Compensation From
                           the Trust       Part of Fund Expenses      Retirement     the Trust and Fund
                                                                                        Complex Paid
                                                                                        to Trustees
--------------------------------------------------------------------------------------------------------
Thomas M. Batchelor         $10,000                  $0                   $0              $10,000
Trustee
--------------------------------------------------------------------------------------------------------
John A. DeCell              $10,000                  $0                   $0              $10,000
Trustee
--------------------------------------------------------------------------------------------------------
L.R. Jalenak, Jr.           $10,000                  $0                   $0              $10,000
Trustee
--------------------------------------------------------------------------------------------------------
Larry W. Papasan            $ 8,750                  $0                   $0              $ 8,750
Trustee
--------------------------------------------------------------------------------------------------------
Richard C. Rantzow          $10,000                  $0                   $0              $10,000
Trustee
--------------------------------------------------------------------------------------------------------

As of September 30, 1997, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of any Portfolio.

                        INVESTMENT ADVISORY AGREEMENTS

The Growth & Income, Bond and Intermediate Bond Portfolios employ First Tennessee Bank National Association, Memphis, Tennessee, to furnish investment advisory and other services to each such Portfolio. Under the Investment Advisory and Management Agreement with each such Portfolio, First Tennessee is authorized to appoint one or more sub-advisers at First Tennessee's expense. Highland Capital Management Corp., Memphis, Tennessee, acts as Sub-Adviser to the Growth & Income and Bond Portfolios. Martin & Company, Inc., Memphis, Tennessee, acts as Sub-Adviser to the Intermediate Bond Portfolio. Subject to the direction of the Trustees and of First Tennessee, the Sub-Advisers will direct the investments of these Portfolios in accordance with their respective investment objective, policies and limitations.

First Tennessee and Investment Advisers, Inc., Minneapolis, Minnesota, act as Co-Advisers to the Capital Appreciation Portfolio. Subject to the direction of the Trustees and monitoring by First Tennessee, IAI directs the investments of this Portfolio in accordance with the Portfolio's investment objective, policies and limitations.

In addition to First Tennessee's and IAI's fees and the fees payable to the Transfer Agent, Pricing and Accounting Agent, and to the Administrator, each Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. Each Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by each Portfolio include: interest, taxes, brokerage commissions, the Portfolio's proportionate share of insurance premiums and Investment Company Institute dues, and costs of registering shares under federal and state securities laws. Each Portfolio also is liable for such nonrecurring expenses as may arise, including costs of litigation to which each Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

For managing the investment and business affairs of the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios, First Tennessee is entitled to receive a monthly management fee at the annual rate of .65%,
 .15%, .55% and .50% of each Portfolio's average net assets, respectively. For the fiscal years ended June 30, 1997, 1996 and 1995, First Tennessee earned $1,520,039, $1,076,198 and $686,850 from the Growth & Income Portfolio, respectively, before waiving $350,778, $358,250 and $532,648 of its fees, respectively. First Tennessee has voluntarily agreed to waive its fee to
 .50%, .00%, .15% and .00% of the average net assets of the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios, respectively.
The fee waivers may be discontinued at any time. For the fiscal years ended June 30, 1997, 1996 and 1995, First Tennessee earned $658,049, $563,748 and
$447,309 from the Bond Portfolio, respectively, before waiving $478,581, $482,559 and $447,309 of its fees, respectively. The Capital Appreciation and Intermediate Bond Portfolios had not commenced operations as of June 30, 1997.

Under its Investment Advisory and Management Agreement with each of the Growth & Income, Bond and Intermediate Bond Portfolios, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to each such Portfolio. As Sub-Adviser, Highland is entitled to receive from First Tennessee a monthly sub-advisory fee at the annual rate of
 .38% of Growth & Income Portfolio's average net assets and .33% of Bond Portfolio's average net assets. As Sub-Adviser, Martin is entitled to receive from First Tennessee a monthly sub-advisory fee at the annual rate of .30% of Intermediate Bond Portfolio's average net assets. As Co-Adviser to the Capital Appreciation Portfolio, IAI is entitled to receive .70% of that Portfolio's average net assets up to $50 million and .65% thereafter. Under the terms of each sub-advisory agreement with First Tennessee and IAI's Investment Advisory and Management Agreement with the Trust, the Sub-Advisers, subject to the supervision of First Tennessee, and IAI supervise the day-to-day operations of their respective Portfolios and provide investment research and credit analysis concerning their respective Portfolios' investments, conduct a continual program of investment of their respective Portfolios' assets and maintain the books and records required in connection with their duties under their advisory agreements. In addition, the Sub-Advisers and IAI keep First Tennessee informed of the developments materially affecting each Portfolio. The Sub-Advisers are currently waiving some or all of the fees they are entitled to receive from First Tennessee.

                 ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR AND DISTRIBUTOR. ALPS Mutual Funds Services, Inc. (ALPS, the Administrator and Distributor), is the Administrator and Distributor to each Portfolio. ALPS, a Colorado corporation, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

As the Administrator, ALPS assists in each Portfolio's administration and operation, including, but not limited to, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from each Portfolio a monthly fee at the annual rate of .15% of average net assets.

For the fiscal years ended June 30, 1997 and 1996, ALPS earned administration fees in the amount of $350,778 and $248,353 from the Growth & Income Portfolio. For the fiscal years ended June 30, 1997 and 1996, ALPS earned administration fees in the amount of $179,468 and $153,749 from the Bond Portfolio, respectively. The Capital Appreciation and Intermediate Bond Portfolios had not commenced operations as of June 30, 1997. For the fiscal year ended June 30, 1995, National Financial Services Corporation (NFSC) served as the Administrator and Distributor for the Growth & Income and Bond Portfolios. As Administrator, NFSC earned fees from each Portfolio computed daily and payable monthly at an annual rate of .20% of average net assets through $100 million, .15% above $100 million and through $200 million, and
 .10% over $200 million. For the fiscal year ended June 30, 1995, NFSC earned administration fees in the amount of $208,504 and $162,658 from the Growth & Income Portfolio and the Bond Portfolio, respectively.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive from each Portfolio a monthly fee at the annual rate of .05% of average net assets. For the fiscal years ended June 30, 1997 and 1996, First Tennessee earned co-administration fees in the amount of $116,926 and $82,965 from the Growth & Income Portfolio, respectively before waiving $0 and $34,639 of its fees, respectively. For the fiscal years ended June 30, 1997 and 1996, First Tennessee earned co-administration fees in the amount of $59,823 and $51,198 from the Bond Portfolio, respectively, before waiving $0 and $23,882, respectively.

As the Distributor, ALPS sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class III is obligated to pay ALPS monthly a 12b-1 fee at the annual rate of .75% of average net assets, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class III shares. See "Administration Agreements and contracts -Distribution Plan." Classes II and III pay shareholder servicing fees to Investment Professionals at an annual rate of .25% of average net assets as more fully described under the section "Administration Agreements and Other Contracts - Shareholder Services Plans". First Tennessee and its affiliates neither participate in nor are responsible for the underwriting of Portfolio shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

TRANSFER AGENT, FUND ACCOUNTING AND CUSTODIAN. Chase Global Funds Services Company (CGFSC or the Transfer Agent), provides transfer agent and shareholder services for each Portfolio, and calculates the NAV and dividends of each Class of each Portfolio and maintains the portfolio and general accounting records. For such services, CGFSC is entitled to receive from each Class of each Portfolio, fees at the annual rate of .07% of each Class' average net assets through $50 million and .05% over $50 million plus out-of-pocket expenses. Chase Manhattan Bank (Chase or the Custodian) is Custodian of the assets of the Portfolios. The Custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of sub-custodian banks and clearing agencies. For such services, Chase is entitled to receive from each Portfolio fees at the annual rate of .018% of average net assets plus out-of-pocket expenses. The Custodian takes no part in determining the investment policies of the Portfolios or in deciding which securities are purchased or sold by the Portfolios. The Portfolios, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

DISTRIBUTION PLAN. The Trustees of the Trust have adopted a Distribution Plan on behalf of Class III of each Portfolio (each Class III Plan) pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plans to allow each class and ALPS to incur distribution expenses. ALPS receives a Distribution and Service fee (12b-1 fee) of up to 0.75% of the average net assets of Class III of each Portfolio. (These fees are in addition to the fees paid to ALPS under the Administration Agreement.) The Trust or ALPS, on behalf of Class III of each Portfolio, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions). Each Class III Plan provides that ALPS may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated above. The Service Agreements further provide for compensation to broker-dealers for their efforts to sell Class III shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio; obtaining such information, analyzes and reports with respect to marketing and promotional activities as ALPS may from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class III Shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class III Shares. Each Class III Plan recognizes ALPS may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

Each Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to its approval, and have determined that there is a reasonable likelihood that each Plan will benefit each Portfolio and its shareholders. To the extent that the Class III Plans give ALPS greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Class III Plans could be construed as compensation plans because ALPS is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. ALPS may spend more for marketing and distribution than it receives in fees and reimbursements from each Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ALPS could be said to have received a profit. For example, if ALPS pays $1 for Class III distribution-related expenses and receives $2 under a Class III Plan, the $1 difference could be said to be a profit for ALPS. (Because ALPS is reimbursed for its out-of-pocket direct promotional expenses, a Class III Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year.) If after payments by ALPS for marketing and distribution there are any remaining fees attributable to a Class III Plan, these may be used as ALPS may elect. Since the amount payable under a Class III Plan will be commingled with ALPS's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ALPS's overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. Each Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan.

For the fiscal year ended June 30, 1997, Class III of the Growth & Income Portfolio and the Bond Portfolio paid distribution fees in the amounts of $314,518 and $21,842, respectively. All of these fees were paid as compensation to dealers. The Capital Appreciation and Bond Portfolios had not commenced operations as of June 30, 1997.

SHAREHOLDER SERVICES PLANS. In addition to the Rule 12b-1 Distribution Plans described above, Class II and Class III have adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records for each shareholder who beneficially owns Class II or Class III Shares; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions in Class II or Class III Shares by shareholders; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions.
 For these services the participating Agency Institutions are paid a service fee at the annual rate of up to .25% of average net assets of Class II and Class III.

For the fiscal year ended June 30, 1997, the Growth & Income Portfolio and the Bond Portfolio paid shareholder servicing fees in the following amounts (the Capital Appreciation and Intermediate Bond Portfolios had not commenced operations as of June 30, 1997):

                    GROWTH & INCOME         BOND
                       PORTFOLIO          PORTFOLIO
                    ---------------       ---------
Class II               $ 17,386             $1,260
Class III              $104,839             $7,281

Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities.
The same laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and co-administrator and to purchase shares of the investment company as agent for and upon the order of a customer. In the Trust's and Investment Adviser's opinion, banks and their affiliates may be paid for investment advisory, shareholder servicing, recordkeeping and co-administration functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank or its affiliates were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the Portfolios might occur, including possible termination of any automatic investment or redemption or other services then being provided by any bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The Portfolios may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Plans. No preference will be shown in the selection of investments for the instruments of such depository institutions. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

                           DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. Growth & Income Portfolio and Bond Portfolio are Portfolios of First Funds (formerly The Masters Group of Mutual Funds), an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Declaration of Trust permits the Trustees to create additional Portfolios and Classes. There are nine Portfolios of the Trust, each with three Classes.

The assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the

Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Portfolio's property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

As of September 30, 1997, the following shareholders owned more than 5% of the outstanding shares of the indicated Class of the Portfolios:

NAME AND ADDRESS                        PORTFOLIO      CLASS   % OF CLASS HELD
----------------                        ---------      -----   ---------------
First Tennessee National Corp.       Growth & Income     I           47%
D/B Pension Plan                         Bond            I           57%
Memphis, TN                      Capital Appreciation    I           92%

First Tennessee National Corp.       Growth & Income     I           10%
401K Savings - Fund A                    Bond            I            6%
Memphis, TN                      Capital Appreciation    I            6%

Memphis Commerce Square              Growth & Income     II          13%
FBO National Bank of Commerce
Memphis, TN

Giobbi Turner Trust #1                   Bond            II          26%
1277 East Massey
Memphis, TN  38120
Janet Forbes Misner Trust                Bond            II          20%
76 Walnut Grove Circle
Memphis, TN  38117

Harvey B. Jackson, IRT                   Bond            II          16%
4274 Fox Race Cv.
Memphis, TN  38141

Bank of Bolivar County PS Fixed          Bond            II          12%
P.O. Box 88
Shelby, MS  38774

James G. Wills Rollover IRA              Bond            II          11%
241 Sea Marsh Drive
Kiawah Island, SC  29455

Charles S. Hughs Rollover IRT            Bond            II          10%
P.O. Box 771596
Memphis, TN  38177

The Smith Trust                          Bond            II           6%

NAME AND ADDRESS                        PORTFOLIO      CLASS   % OF CLASS HELD
----------------                        ---------      -----   ---------------
Joe G. Bagwell, Trustee
8560 Kingston Pike Ste C-202
Knoxville, TN  38919

Effie W. Porter and                      Bond            II           5%
Leslie F. Heun, JT TEN
6920 Amberly Rd.
Memphis, TN  38119

VOTING RIGHTS. Each Portfolio's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and each Portfolio will continue indefinitely.

CLASSES. Pursuant to the Declaration of Trust, the Trustees have authorized additional Classes of shares for each Portfolio of the Trust. Although the investment objective for each separate Class of a particular Portfolio is the same, fee structures are different such that one Class may have a higher yield than another Class of the same Portfolio at any particular time. Shareholders of the Trust will vote together in the aggregate and not separately by Portfolio, or by Class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a Class thereof. Pursuant to a vote by the Board of Trustees, the Trust has adopted Rule 18f-3 under the Act and has issued multiple Classes of shares with respect to each of its Portfolios. Accordingly, the rights, privileges and obligations of each such Class will be determined in accordance with such rule.

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.

                            FINANCIAL STATEMENTS

The Growth & Income and Bond Portfolios' financial statements and financial highlights for the fiscal year ended June 30, 1997 and the six months ended December 31, 1997 are included in the Trust's Annual and Semi-Annual Reports, respectively, which are separate reports supplied independently of this Statement of Additional Information. The Capital Appreciation Portfolio's unaudited financial statements and financial highlights for the six months ended December 31, 1997 are included in the Trusts's Semi-Annual Report. The Intermediate Bond Portfolio had not commenced operations as of December 31, 1997. The Growth & Income, Capital Appreciation and Bond Portfolios' financial statements and financial highlights are incorporated herein by reference.

                                   APPENDIX

DOLLAR-WEIGHTED AVERAGE MATURITY for Bond Portfolio is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by assuming a constant prepayment rate for the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in highest-rated categories.

The ratings from AA to BBB may be modified by the addition of a plus or minus to show relative standing within the major rating categories.